RULE 497 (e)
                                                033-61122, 033-02460, 033-74092,
                                    333-40309, 333-124048, 333-90737, 333-53836,
                                                                      333-112217

                    JEFFERSON NATIONAL LIFE INSURANCE COMPANY

                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT C
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT E
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT F
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT G
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT H
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT I
                    JEFFERSON NATIONAL LIFE ANNUITY ACCOUNT J

                          SUPPLEMENT DATED MAY 15, 2006
                         TO PROSPECTUS DATED MAY 1, 2006

The last paragraph (second to last paragraph for Jefferson National Life Annuity Account F and Jefferson National Life Annuity Account J) under the section titled "Short-Term Trading Risk" is amended in its entirety to read as follows:

     We monitor transfers and impose these rules across multiple Contracts owned by the same owner. Thus, if you own two Contracts and make a purchase in an Investment Portfolio in Contract 1, you will have to wait at least seven
     (7) days to make a sale in the same Investment Portfolio in Contract 2. With the exception of contributions to the Contract, all transfers are monitored, including without limitation, systematic transfers such as dollar cost averaging, rebalancing and systematic withdrawals. Systematic transactions which would otherwise be monitored are not monitored if they are scheduled at least 7 days in advance. If you (or your agent's) Website transfer request is restricted or denied, we will send notice via U.S. Mail.


PLEASE USE THIS SUPPLEMENT WITH YOUR PROSPECTUS. READ THIS SUPPLEMENT AND YOUR PROSPECTUS CAREFULLY AND KEEP BOTH DOCUMENTS TOGETHER FOR FUTURE REFERENCE.

JNL-PROS-S-05.06